                                                                      EXHIBIT 24



                              RYERSON TULL, INC.

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and(or) officer of Ryerson Tull, Inc., a Delaware corporation, do hereby nominate, constitute and appoint Jay M. Gratz, Neil S. Novich, Terence R. Rogers, and George A. Ranney, Jr., or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Ryerson Tull, Inc. to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Annual Report on Form 10-K of said Ryerson Tull, Inc. for the fiscal year ended December 31, 1998, including specifically, but without limitation thereof, full power and authority to sign my name as a director and(or) officer of said Ryerson Tull, Inc. to said Annual Report on Form 10-K and any amendment thereto, hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of March,
                                                          ---
1999.



                                    /s Jameson A. Baxter
                                    ----------------------------------------
                                    Jameson A. Baxter

                              RYERSON TULL, INC.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and(or) officer of Ryerson Tull, Inc., a Delaware corporation, do hereby nominate, constitute and appoint Jay M. Gratz, Neil S. Novich, Terence R. Rogers, and George A. Ranney, Jr., or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Ryerson Tull, Inc. to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Annual Report on Form 10-K of said Ryerson Tull, Inc. for the fiscal year ended December 31, 1998, including specifically, but without limitation thereof, full power and authority to sign my name as a director and(or) officer of said Ryerson Tull, Inc. to said Annual Report on Form 10-K and any amendment thereto, hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of March,
                                                          ---
1999.

                                    /s/ R.G. Cline
                                    -----------------------------------------
                                    R.G. Cline

                               RYERSON TULL, INC.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and(or) officer of Ryerson Tull, Inc., a Delaware corporation, do hereby nominate, constitute and appoint Jay M. Gratz, Neil S. Novich, Terence R. Rogers, and George A. Ranney, Jr., or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Ryerson Tull, Inc. to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Annual Report on Form 10-K of said Ryerson Tull, Inc. for the fiscal year ended December 31, 1998, including specifically, but without limitation thereof, full power and authority to sign my name as a director and(or) officer of said Ryerson Tull, Inc. to said Annual Report on Form 10-K and any amendment thereto, hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of March,
                                                          ---
1999.

                                    /s/ Ronald L. Thompson
                                    ----------------------------------------
                                    Ronald L. Thompson

                              RYERSON TULL, INC.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and(or) officer of Ryerson Tull, Inc., a Delaware corporation, do hereby nominate, constitute and appoint Jay M. Gratz, Neil S. Novich, Terence R. Rogers, and George A. Ranney, Jr., or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Ryerson Tull, Inc. to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Annual Report on Form 10-K of said Ryerson Tull, Inc. for the fiscal year ended December 31, 1998, including specifically, but without limitation thereof, full power and authority to sign my name as a director and(or) officer of said Ryerson Tull, Inc. to said Annual Report on Form 10-K and any amendment thereto, hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of March,
                                                          ---
1999.

                                    /s/ Jean-Pierre Rosso
                                    ----------------------------------------
                                    Jean-Pierre Rosso

                              RYERSON TULL, INC.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and(or) officer of Ryerson Tull, Inc., a Delaware corporation, do hereby nominate, constitute and appoint Jay M. Gratz, Neil S. Novich, Terence R. Rogers, and George A. Ranney, Jr., or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Ryerson Tull, Inc. to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Annual Report on Form 10-K of said Ryerson Tull, Inc. for the fiscal year ended December 31, 1998, including specifically, but without limitation thereof, full power and authority to sign my name as a director and(or) officer of said Ryerson Tull, Inc. to said Annual Report on Form 10-K and any amendment thereto, hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of March,
                                                          ---
1999.

                                    /s/ Donald S. Perkins
                                    ----------------------------------------
                                    Donald S. Perkins

                              RYERSON TULL, INC.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and(or) officer of Ryerson Tull, Inc., a Delaware corporation, do hereby nominate, constitute and appoint Jay M. Gratz, Neil S. Novich, Terence R. Rogers, and George A. Ranney, Jr., or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Ryerson Tull, Inc. to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Annual Report on Form 10-K of said Ryerson Tull, Inc. for the fiscal year ended December 31, 1998, including specifically, but without limitation thereof, full power and authority to sign my name as a director and(or) officer of said Ryerson Tull, Inc. to said Annual Report on Form 10-K and any amendment thereto, hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of March,
                                                          ---
1999.

                                    /s/ Jerry K. Pearlman
                                    ----------------------------------------
                                    Jerry K. Pearlman

                               RYERSON TULL, INC.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and(or) officer of Ryerson Tull, Inc., a Delaware corporation, do hereby nominate, constitute and appoint Jay M. Gratz, Neil S. Novich, Terence R. Rogers, and George A. Ranney, Jr., or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Ryerson Tull, Inc. to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Annual Report on Form 10-K of said Ryerson Tull, Inc. for the fiscal year ended December 31, 1998, including specifically, but without limitation thereof, full power and authority to sign my name as a director and(or) officer of said Ryerson Tull, Inc. to said Annual Report on Form 10-K and any amendment thereto, hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of March,
                                                          ---
1999.

                                    /s/ Neil S. Novich
                                    ----------------------------------------
                                    Neil S. Novich

                              RYERSON TULL, INC.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and(or) officer of Ryerson Tull, Inc., a Delaware corporation, do hereby nominate, constitute and appoint Jay M. Gratz, Neil S. Novich, Terence R. Rogers, and George A. Ranney, Jr., or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Ryerson Tull, Inc. to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Annual Report on Form 10-K of said Ryerson Tull, Inc. for the fiscal year ended December 31, 1998, including specifically, but without limitation thereof, full power and authority to sign my name as a director and(or) officer of said Ryerson Tull, Inc. to said Annual Report on Form 10-K and any amendment thereto, hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of March,
                                                          ---
1999.



                                      /s/ Gregory P. Josefowicz
                                     --------------------------------------
                                    Gregory P. Josefowicz

                              RYERSON TULL, INC.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and(or) officer of Ryerson Tull, Inc., a Delaware corporation, do hereby nominate, constitute and appoint Jay M. Gratz, Neil S. Novich, Terence R. Rogers, and George A. Ranney, Jr., or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Ryerson Tull, Inc. to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Annual Report on Form 10-K of said Ryerson Tull, Inc. for the fiscal year ended December 31, 1998, including specifically, but without limitation thereof, full power and authority to sign my name as a director and(or) officer of said Ryerson Tull, Inc. to said Annual Report on Form 10-K and any amendment thereto, hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of March,
                                                          ---
1999.

                                    /s/ Gary L. Crittenden
                                    ----------------------------------------
                                    Gary L. Crittenden

                               RYERSON TULL, INC.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and(or) officer of Ryerson Tull, Inc., a Delaware corporation, do hereby nominate, constitute and appoint Jay M. Gratz, Neil S. Novich, Terence R. Rogers, and George A. Ranney, Jr., or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Ryerson Tull, Inc. to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Annual Report on Form 10-K of said Ryerson Tull, Inc. for the fiscal year ended December 31, 1998, including specifically, but without limitation thereof, full power and authority to sign my name as a director and(or) officer of said Ryerson Tull, Inc. to said Annual Report on Form 10-K and any amendment thereto, hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of March,
                                                          ---
1999.



                                    /s/ James A. Henderson
                                    ----------------------------------------
                                    James A. Henderson